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                               FRIENDS IVORY FUNDS

                     SUPPLEMENT DATED MARCH 20, 2000, TO THE
                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED DECEMBER 28, 1999

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION AND SHOULD BE READ IN CONJUNCTION WITH THE STATEMENT OF ADDITIONAL INFORMATION.

    ________________________________________________________________________

THE SUB-SECTION ENTITLED, "OFFICERS," UNDER THE SECTION ENTITLED, "TRUSTEES AND OFFICERS OF THE TRUST," BEGINNING ON PAGE S-14, IS AMENDED AS FOLLOWS:

The sixth and seventh paragraphs are deleted and the following information is added:

JAMES R. FOGGO (DOB 06/30/64) - Vice President and Assistant Secretary - Vice President and Assistant Secretary of SEI Investments since 1998 and Vice President and Assistant Secretary of the Administrator and Distributor since 1999. Associate, Paul Weiss, Rifkind, Wharton & Garrison (law firm), 1998. Associate, Baker & McKenzie (law firm), 1995-1998. Associate, Battle Fowler, L.L.P. (law firm), 1993-1995. Operations Manager, The Shareholder Services Group, Inc., 1986-1990.

TIMOTHY D. BARTO--(DOB 3/28/68) - Vice President and Assistant Secretary - Vice President and Assistant Secretary of the Administrator and Distributor since November 1999. Associate at Dechert Price & Rhoads (1997-1999). Associate at Richter, Miller & Finn (1994-1997).

The Statement of Information is hereby amended to reflect the addition of this information.

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               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

FIS-F-006-01